Exhibit (c)(6)

                     SCUDDER U.S. GOVERNMENT SECURITIES FUND

                             Redesignation of Series

         The undersigned, being a majority of the Trustees of Scudder U.S. Government Securities Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Section I of Article III of the Amended and Restated Declaration of Trust dated May 27, 1994, as amended (the "Declaration of Trust"), do hereby amend the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated March 9, 2005, as filed with the Secretary of the Commonwealth of Massachusetts on March 22, 2005 as follows:

         The series presently designated as "Scudder U.S. Government Securities Fund" is hereby redesignated "DWS US Government Securities Fund."

         All  other  terms  and   conditions   of  the   Amended  and   Restated
Establishment and Designation of Series of Shares of Beneficial Interest dated March 9, 2005 shall remain in effect.

         The foregoing Redesignation of Series shall be effective February 6, 2006.

         IN  WITNESS  WHEREOF,   the  undersigned  have  this  day  signed  this
Instrument.

/s/John W. Ballantine                      /s/Lewis A. Burnham
------------------------------             -------------------------------------
John W. Ballantine, Trustee                Lewis A. Burnham, Trustee

/s/Donald L. Dunaway                       /s/James R. Edgar
------------------------------             -------------------------------------
Donald L. Dunaway, Trustee                 James R. Edgar, Trustee

/s/Paul K. Freeman                         /s/Robert B. Hoffman
------------------------------             -------------------------------------
Paul K. Freeman, Trustee                   Robert B. Hoffman, Trustee

/s/William McClayton
------------------------------             -------------------------------------
William McClayton, Trustee                 William N. Shiebler, Trustee

/s/Robert H. Wadsworth                     /s/Shirley D. Peterson
------------------------------             -------------------------------------
Robert H. Wadsworth, Trustee               Shirley D. Peterson, Trustee

/s/John G. Weithers
------------------------------
John G. Weithers, Trustee

Dated:  November 16, 2005




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